UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)
February 11, 2010
Gardner Denver, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13215	76-0419383

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Gardner Expressway Quincy, Illinois	62305

(Address of Principal Executive Offices)	(Zip Code)
(217) 222-5400
(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
          On February 11, 2010, Gardner Denver, Inc. (the “Company”) issued a press release announcing the Company’s results for the fourth quarter and year ended December 31, 2009 and guidance for diluted earnings per share for the first quarter of 2010 and for the fiscal year ending December 31, 2010 (the “Press Release”). A copy of the Press Release is furnished with this report as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.
Item 7.01 Regulation FD Disclosure
          The Company revised its presentation of noncontrolling interests in accordance with new guidance included in Financial Accounting Standards Board Accounting Standards Codification Topic 810, Consolidation. Tables presenting unaudited reclassified consolidated statements of operations and unaudited reclassified selected segment financial information for the four quarterly periods of the years ended December 31, 2009 and 2008 and the years ended December 31, 2009, 2008 and 2007, reflecting the Company’s adoption of this guidance, are furnished as Exhibit 99.2 and 99.3 to this Current Report on Form 8-K and incorporated by reference herein.
          The information in this Item 7.01 and the exhibits attached hereto will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1	Gardner Denver, Inc. Press Release dated February 11, 2010

99.2	Unaudited Reclassified Consolidated Statements of Operations for the four quarterly periods of the years ended December 31, 2009 and 2008 and the years ended December 31, 2009, 2008 and 2007

99.3	Unaudited Reclassified Selected Segment Financial Information for the four quarterly periods of the years ended December 31, 2009 and 2008 and the years ended December 31, 2009, 2008 and 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GARDNER DENVER, INC.
Date: February 11, 2010	By:	/s/ Brent A. Walters
Brent A. Walters
Vice President, General Counsel and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Gardner Denver, Inc. Press Release dated February 11, 2010

99.2	Unaudited Reclassified Consolidated Statements of Operations for the four quarterly periods of the years ended December 31, 2009 and 2008 and the years ended December 31, 2009, 2008 and 2007

99.3	Unaudited Reclassified Selected Segment Financial Information for the four quarterly periods of the years ended December 31, 2009 and 2008 and the years ended December 31, 2009, 2008 and 2007